Supplement, dated February 17, 2023

to Initial Summary Prospectus and Updating Summary Prospectus, dated May 1, 2022

Initial Summary Prospectus and Updating Summary Prospectus of Mutual of America Life Insurance Company Separate Account No. 2

Individual Retirement Annuity (“IRA Contracts”)

The following supplemental information should be read in conjunction with the Initial Summary Prospectus and Updating Summary Prospectus dated May 1, 2022 for the IRA Contracts (the “Contracts”) issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

Within the “Our Payment of Account Value to You or a Beneficiary” section, under the “Your Right to Make Withdrawals under IRA Contracts” subheading replace the first paragraph with the following:

Under an IRA Contract, you may withdraw your Account Value in whole or in part, at any time during the Accumulation Period. The amount withdrawn from each Investment Alternative that comprises your Account Value will be withdrawn proportionally from all Investment Alternatives in your account at the time of the withdrawal request, unless you instruct us otherwise.